UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

Unum Group

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 13, 2008, Unum Group announced that Charles L. Glick, Executive Vice President and General Counsel, notified the company on February 8, 2008 that he was resigning effective March 31, 2008 to take a position closer to his family in Chicago.

The Company will undertake a search for a permanent General Counsel. In the interim, Liston Bishop III, a partner with Miller & Martin in Chattanooga, Tennessee will serve as Acting General Counsel upon Mr. Glick’s departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: February 13, 2008	By:	/s/ Susan N. Roth
	Name:	Susan N. Roth
	Title:	Vice President, Transactions, SEC
and Corporate Secretary